UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 15, 2019
Date of Report (date of earliest event reported)

MODEL N, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35840	77-0528806
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
777 Mariners Island Blvd., Suite 300
San Mateo, California 94404
(Address of principal executive offices) (Zip Code)
(650) 610-4600
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Model N, Inc. held its Annual Meeting of Stockholders on February 15, 2019 at Model N, Inc., located at 777 Mariners Island Blvd., Suite 300, San Mateo, California. At the annual meeting, our stockholders voted on four proposals, each of which is described in more detail in our definitive proxy statement filed with the U.S. Securities and Exchange Commission on January 3, 2019. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and the number of abstentions, if applicable, and broker non-votes with respect to each matter.

Our stockholders voted on the following items at the annual meeting:

1.	To elect two Class III directors to serve until the 2022 Annual Meeting of Stockholders and until their successors are elected and qualified, subject to earlier resignation or removal;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2019;

3.	To hold a non-binding advisory vote on the compensation of our named executive officers as disclosed in the proxy statement; and

4.	To hold a non-binding advisory vote on whether future non-binding advisory votes to approve the compensation of our named executive officers should be held every one, two or three years.

All nominees for director were elected to serve until the 2022 annual meeting of stockholders and until their successors are elected and qualified, subject to earlier resignation or removal. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor

Jason Blessing	25,470,502	1,091,434	2,593,476	95.89%
Dave Yarnold	25,470,502	1,091,434	2,593,476	95.89%

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2019. The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote	Percentage of Votes in Favor

28,928,624	226,661	127	0	99.22%

Stockholders voted for an advisory vote regarding named executive officer compensation. The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote	Percentage of Votes in Favor

18,895,126	6,978,598	688,212	2,593,476	71.14%

Stockholders voted for an advisory vote on whether future non-binding advisory votes to approve the compensation of our named executive officers should be held every one, two or three years. The voting results were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote	Percentage of Votes in Favor of Every 1 Year

26,023,553	38,993	71,538	427,852	2,593,476	97.97%
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODEL N, INC.

Date: February 22, 2019	By:	/s/ David Barter
David Barter Senior Vice President, Chief Financial Officer